VIP Trust
N-SAR Attachment for Item-73.
DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEM 73.
FOR PERIOD ENDING: 12/31/2016
Registrant CIK :  00011160168
FILE NUMBER : 811- 10509

73 Distributions per share for which record date passed during the period:
NOTE: Show in fractions of a cent if so declared.

       AXA PREMIER VIP TRUST Dividends and Distributions

     For The Year Ended December 31, 2016

Fund
Class
Income
Capital Gains
Other
AXA Moderate Allocation
A
      0.1243
 0.4344
0.0000

B
      0.1234
 0.4344
0.0000

K
      0.1595
0.4344
0.0000

AXA Aggressive Allocation
A
      0.0981
 0.4887
0.0000

B
      0.0981
  0.4887
0.0000

K
      0.1254
  0.4887
0.0000

AXA Conservative Allocation
A
      0.0916
 0.1227
0.0000

B
      0.0916
 0.1227
0.0000

K
      0.1153
0.1227
0.0000

AXA Conservative-PLUS Allocation
A
      0.0907
 0.2573
0.0000

B
      0.0907
 0.2573
0.0000

K
      0.1154
 0.2573
0.0000

AXA Moderate-PLUS Allocation
A
      0.0952
 0.4555
0.0000

B
      0.0952
 0.4555
0.0000

K
      0.1228
 0.4555
0.0000

Target 2015 Allocation
B
     0.1296
0.1720
0.0000

K
     0.1522
0.1720
0.0000

Target 2025 Allocation
B
      0.1418
 0.0000
0.0000

K
      0.1674
 0.0000
0.0000

Target 2035 Allocation
B
      0.1392
 0.0000
0.0000

K
      0.1654
 0.0000
0.0000

Target 2045 Allocation
B
      0.1350
 0.0000
0.0000

K
      0.1609
 0.0000
0.0000

CharterSM Conservative
B
           0.1876
0.0093
0.0000

CharterSM Moderate
B
           0.1600
0.0465
0.0000

CharterSM Moderate Growth
B
           0.1378
0.0778
0.0000

CharterSM Growth
B
            0.1166
0.0594
0.0000

CharterSM Aggressive Growth
B
        0.0871
0.0000
0.0159

CharterSM International Moderate
B
        0.2129
0.0000
0.0242

CharterSM Income Strategies
B
          0.2565
0.1246
0.0000

CharterSM Interest Rate Strategies
B
           0.2377
0.0920
0.0323

CharterSM Real Assets
B
           0.1583
0.0000
0.0167

CharterSM Alternative 100 Moderate
B
           0.0884
0.0000
0.0356

Target 2055 Allocation
B
0.1099
0. 6390
0.0000

K
0.1339
0.6390
0.0000

Charter Multi-Sector Bond Portfolio
A
0.0713
0.0000
0.0070

B
0.0711
0.0000
0.0070

K
0.0804
0.0000
0.0079

Charter Small Cap Growth Portfolio
A
0.0000
0.2138
0.0000

B
0.0000
0.2138
0.0000

Charter Small Cap Value Portfolio
A
0.1986
0.0000
0.0000

B
0.1986
0.0000
0.0000

K
0.0000
0.0000
0.0000